POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY America Variable Account A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY America Variable Account L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY America Variable Account S (811-05100)
                  -------------------------------------------
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
                                   333-150631
                                   333-155348
                                   333-167938
            Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
            Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September 2010.

                                          /s/ Christopher M. Condron
                                          --------------------------
                                          Christopher M. Condron
                                          Chairman of the Board, President
                                          and Chief Executive Officer

State of New York)
County of New York) ss.:

On the 16th day of September in the year 2010 before me, the undersigned, personally appeared Christopher M. Condron, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY America Variable Account A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY America Variable Account L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY America Variable Account S (811-05100)
                  -------------------------------------------
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
                                   333-150631
                                   333-155348
                                   333-167938
            Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
            Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 28th day of September 2010.

                                                /s/ Richard Dziadzio
                                                --------------------
                                                Richard Dziadzio
                                                Executive Vice President
                                                and Chief Financial Officer


State of New York)
County of New York) ss.:

On the 28th day of September in the year 2010 before me, the undersigned, personally appeared Richard Dziadzio, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
--------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY America Variable Account A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY America Variable Account L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY America Variable Account S (811-05100)
                  -------------------------------------------
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
                                   333-150631
                                   333-155348
                                   333-167938
            Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
            Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September 2010.



                                          /s/ Henri de Castries
                                          ---------------------
                                          Henri de Castries, Director


State of New York)
County of New York) ss.:

On the 16th day of September in the year 2010 before me, the undersigned, personally appeared Henri de Castries, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY America Variable Account A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY America Variable Account L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY America Variable Account S (811-05100)
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                                   333-132810
                                   333-150631
                                   333-155348
                                   333-167938
            Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
            Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September 2010.



                                                /s/ Denis Duverne
                                                -----------------
                                                Denis Duverne, Director


State of New York)
County of New York) ss.:

On the 16th day of September in the year 2010 before me, the undersigned, personally appeared Denis Duverne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY America Variable Account A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY America Variable Account L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY America Variable Account S (811-05100)
                  -------------------------------------------
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
                                   333-150631
                                   333-155348
                                   333-167938
            Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
            Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September 2010.


                                                /s/ Charlynn Goins
                                                ------------------
                                                Charlynn Goins, Director


State of New York)
County of New York) ss.:

On the 16th day of September in the year 2010 before me, the undersigned, personally appeared Charlynn Goins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY America Variable Account A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY America Variable Account L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY America Variable Account S (811-05100)
                  -------------------------------------------
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
                                   333-150631
                                   333-155348
                                   333-167938
            Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
            Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September 2010.


                                                /s/ Danny L. Hale
                                                -----------------
                                                Danny L. Hale, Director


State of New York)
County of New York) ss.:

On the 16th day of September in the year 2010 before me, the undersigned, personally appeared Danny L. Hale, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY America Variable Account A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY America Variable Account L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY America Variable Account S (811-05100)
                  -------------------------------------------
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
                                   333-150631
                                   333-155348
                                   333-167938
            Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
            Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September 2010.


                                                /s/ Anthony J. Hamilton
                                                -----------------------
                                                Anthony J. Hamilton, Director


State of New York)
County of New York) ss.:

On the 16th day of September in the year 2010 before me, the undersigned, personally appeared Anthony J. Hamilton, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY America Variable Account A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY America Variable Account L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY America Variable Account S (811-05100)
                  -------------------------------------------
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
                                   333-150631
                                   333-155348
                                   333-167938
            Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
            Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September 2010.

                                          /s/ Mary R. (Nina) Henderson
                                          ----------------------------
                                          Mary R. (Nina) Henderson, Director


State of New York)
County of New York) ss.:

On the 16th day of September in the year 2010 before me, the undersigned, personally appeared Mary R. (Nina) Henderson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY America Variable Account A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY America Variable Account L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY America Variable Account S (811-05100)
                  -------------------------------------------
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
                                   333-150631
                                   333-155348
                                   333-167938
            Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
            Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September 2010.

                                          /s/ James F. Higgins
                                          --------------------
                                          James F. Higgins, Director


State of New York)
County of New York) ss.:

On the 16th day of September in the year 2010 before me, the undersigned, personally appeared James F. Higgins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY America Variable Account A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY America Variable Account L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY America Variable Account S (811-05100)
                  -------------------------------------------
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
                                   333-150631
                                   333-155348
                                   333-167938
            Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
            Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of September 2010.


                                                /s/ Peter Kraus
                                                ---------------
                                                Peter Kraus, Director


State of New York)
County of New York) ss.:

On the 20th day of September in the year 2010 before me, the undersigned, personally appeared Peter Kraus, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Tyena Iglesias
--------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY America Variable Account A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY America Variable Account L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY America Variable Account S (811-05100)
                  -------------------------------------------
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
                                   333-150631
                                   333-155348
                                   333-167938
            Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
            Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September 2010.


                                          /s/ Scott D. Miller
                                          -------------------
                                          Scott D. Miller, Director


State of New York)
County of New York) ss.:

On the 16th day of September in the year 2010 before me, the undersigned, personally appeared Scott D. Miller, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY America Variable Account A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY America Variable Account L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY America Variable Account S (811-05100)
                  -------------------------------------------
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
                                   333-150631
                                   333-155348
                                   333-167938
            Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
            Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September 2010.

                                                /s/ Joseph H. Moglia
                                                --------------------
                                                Joseph H. Moglia, Director


State of Nebraska)
County of Lancaster) ss.:

On the 15th day of September in the year 2010 before me, the undersigned, personally appeared Joseph H. Moglia, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Linda K. Leupold
--------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY America Variable Account A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY America Variable Account L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY America Variable Account S (811-05100)
                  -------------------------------------------
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
                                   333-150631
                                   333-155348
                                   333-167938
            Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
            Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September 2010.

                                                /s/ Lorie A. Slutsky
                                                --------------------
                                                Lorie A. Slutsky, Director


State of New York)
County of New York) ss.:

On the 16th day of September in the year 2010 before me, the undersigned, personally appeared Lorie A. Slutsky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY America Variable Account A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY America Variable Account L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY America Variable Account S (811-05100)
                  -------------------------------------------
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
                                   333-150631
                                   333-155348
                                   333-167938
            Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
            Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September 2010.

                                                /s/ Ezra Suleiman
                                                -----------------
                                                Ezra Suleiman, Director


State of New York)
County of New York) ss.:

On the 16th day of September in the year 2010 before me, the undersigned, personally appeared Ezra Suleiman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY America Variable Account A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY America Variable Account L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY America Variable Account S (811-05100)
                  -------------------------------------------
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
                                   333-150631
                                   333-155348
                                   333-167938
            Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
            Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September 2010.

                                                /s/ Peter J. Tobin
                                                ------------------
                                                Peter J. Tobin, Director


State of New York)
County of New York) ss.:

On the 16th day of September in the year 2010 before me, the undersigned, personally appeared Peter J. Tobin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt Brooks, Ralph Petruzzo, Kathleen P. De Celie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY America Variable Account A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY America Variable Account L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY America Variable Account S (811-05100)
                  -------------------------------------------
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
                                   333-150631
                                   333-155348
                                   333-167938
            Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
            Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 16th day of September 2010.

                                                /s/ Richard C. Vaughan
                                                ----------------------
                                                Richard C. Vaughan, Director


State of New York)
County of New York) ss.:

On the 16th day of September in the year 2010 before me, the undersigned, personally appeared Richard C. Vaughan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
--------------------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Karen Field Hazin, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY America Variable Account A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY America Variable Account L (811-04234)
                                   002-95990
                                   033-82570
                                   333-06071
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY America Variable Account S (811-05100)
                  -------------------------------------------
                                   033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY Life Insurance Company of America
                     --------------------------------------
                                   333-132810
                                   333-150631
                                   333-155348
                                   333-167938
            Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
            Form S-1 or S-3 registration statements to be filed as necessary. Form S-3 registration statements to be filed as necessary for
                  Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.


      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of September, 2010.

                                                /s/ Alvin H. Fenichel
                                                ---------------------
                                                Alvin H. Fenichel
                                                Senior Vice President
                                                and Chief Accounting Officer



State of New York
County of New York ss.:

On the 27th day of September in the year 2010 before me, the undersigned, personally appeared Alvin H. Fenichel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Denise Tedeschi
--------------------------------------------------------
Signature and Office of individual taking acknowledgment